Exhibit 99.2

Community Healthcare Trust	December 2015
Incorporated

Supplemental Information
Fourth Quarter 2015

NYSE: CHCT
www.communityhealthcaretrust.com

Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained within, the matters discussed in this supplemental operating and financial information package may contain forward-looking statements that involve risks and uncertainties. These risks and uncertainties are discussed from time to time in the Company's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company undertakes no obligation to update forward-looking statements, whether as the result of new information, future developments, or otherwise, except as may be required by law.

Community Healthcare Trust / 4Q 2015 Supplemental Information	Page 2

 CORPORATE INFORMATION

Corporate Headquarters

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, Tennessee 37067
Phone: 615.771.3052
E-mail: Investorrelations@communityhealthcaretrust.com
Website: www.communityhealthcaretrust.com

Board of Directors

Timothy G. Wallace	Alan Gardner	Robert Hensley	Alfred Lumsdaine	R. Lawrence Van Horn
Chairman of the Board, Chief Executive Officer and President	Lead Independent Director	Audit Committee Chair	Compensation Committee Chair	Governance Committee Chair

Management Team

Timothy G. Wallace	W. Page Barnes	Steve Harrison	Roland H. Hart	Leigh Ann Stach
Chief Executive Officer and President	Executive Vice President, Chief Financial Officer	Managing Director, Business Development	Vice President, Asset Management	Vice President, Financial Reporting and Chief Accounting Officer

	Michael Willman	William R. Davis	James W. Short
	Vice President, Real Estate	Vice President, Information Technology	Vice President, Special Projects

Covering Analysts

A. Goldfarb - Sandler O'Neil			R. Stevenson - Janney Capital Markets
S. McGrath - Evercore ISI			S. Manaker - Oppenheimer
E. Fleming - SunTrust Robinson Humphrey

Professional Services

Independent Registered Public Accounting Firm			Transfer Agent
BDO USA, LLP			American Stock Transfer & Trust Company, LLC
414 Union Street, Suite 1800			Operations Center
Nashville, Tennessee 37219			6201 15th Avenue
Brooklyn, NY 11219
1.800.937.5449

Community Healthcare Trust / 4Q 2015 Supplemental Information	Page 3

HISTORICAL FFO AND NORMALIZED FFO (1) (2)
(dollars in thousands, except per share data)

	2015
	Q4	Q3	Q2
Net income (loss)	$121	$(67)	$(1,509)
Real estate depreciation and amortization	2,415	2,211	577
Total adjustments	2,415	2,211	577
Funds from Operations	$2,536	$2,144	$(932)
Transaction costs	243	(101)	1,546
Normalized Funds From Operations	$2,779	$2,043	$614
Funds from Operations per Common Share-Diluted	$0.34	$0.29	$(0.26)
Normalized Funds From Operations Per Common Share-Diluted	$0.37	$0.27	$0.17
Weighted Average Common Shares Outstanding-Diluted	7,511,815	7,507,460	3,574,392
Weighted Average Common Shares Outstanding-Diluted for Normalized FFO	7,511,815	7,507,460	3,563,389

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers FFO and normalized FFO to be appropriate measures of operating performance of an equity REIT. In particular, the Company believes that normalized FFO is useful because it allows investors, analysts and Company management to compare the Company’s operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the NAREIT definition of FFO. Funds from operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included normalized FFO above which it has defined as FFO excluding certain expenses related to the Company's initial public offering and closing costs of properties acquired and mortgages funded. Normalized FFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and normalized FFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and normalized FFO should be examined in conjunction with net income as presented elsewhere herein.

(2)	There were no operations prior to the Company's initial public offering in May 2015, therefore, there were no funds from operations prior to the second quarter of 2015.

Community Healthcare Trust / 4Q 2015 Supplemental Information	Page 4

BALANCE SHEET INFORMATION
(dollars in thousands, except per share data)

	2015				2014
	Q4	Q3	Q2	Q1	Q4
ASSETS
Real estate properties
Land	$13,216	$10,407	$9,357	$—	$—
Buildings, improvements, and lease intangibles	119,716	90,721	78,349	—	—
Personal property	35	—	—	—	—
Total real estate properties	132,967	101,128	87,706	—	—
Less accumulated depreciation	(5,203)	(2,788)	(577)	—	—
Total real estate properties, net	127,764	98,340	87,129	—	—
Cash and cash equivalents	2,018	16,053	39,552	2	2
Mortgage note receivable, net	10,897	10,862	—	—	—
Other assets, net	2,124	1,795	1,139	—	—
Total assets	$142,803	$127,050	$127,820	$2	$2

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Revolving credit facility	$17,000	$—	$—	$—	$—
Accounts payable and accrued liabilities	812	1,031	1,098	—	—
Other liabilities	2,721	1,060	687	—	—
Total liabilities	20,533	2,091	1,785	—	—

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized	76	76	76	2	2
Additional paid-in capital	127,578	127,538	127,468	—	—
Cumulative net loss	(1,456)	(1,576)	(1,509)	—	—
Cumulative dividends	(3,928)	(1,079)	—	—	—
Total stockholders’ equity	122,270	124,959	126,035	2	2
Total liabilities and stockholders' equity	$142,803	$127,050	$127,820	$2	$2

Community Healthcare Trust / 4Q 2015 Supplemental Information	Page 5

STATEMENTS OF OPERATIONS INFORMATION
(dollars in thousands, except per share data)

	2015				2014
	Q4	Q3	Q2	Q1	Q4

REVENUES
Rental income	$3,050	$2,585	$729	$—	$—
Tenant reimbursements	1,202	655	107	—	—
Mortgage interest	304	—	—	—	—
	4,556	3,240	836	—	—

EXPENSES
Property operating	1,123	751	138	—	—
General and administrative	646	223	1,603	—	—
Depreciation and amortization	2,416	2,211	577	—	—
Bad debts	71	—	—	—	—
	4,256	3,185	2,318	—	—
OTHER INCOME (EXPENSE)
Interest expense	(183)	(140)	(41)	—	—
Interest and other income, net	4	18	14	—	—
	(179)	(122)	(27)	—	—
NET INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)	$121	$(67)	$(1,509)	$—	$—

INCOME (LOSS) PER COMMON SHARE
Net income (loss) per common share – Basic	$0.02	$(0.01)	$(0.42)	$—	$—
Net income (loss) per common share – Diluted	$0.02	$(0.01)	$(0.42)	$—	$—
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-BASIC	7,511,183	7,511,183	3,574,392	200,000	200,000
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING-DILUTED	7,511,815	7,511,183	3,574,392	200,000	200,000
DIVIDENDS DECLARED, PER COMMON SHARE, DURING THE PERIOD	$0.375	$0.142	$—	$—	$—

Community Healthcare Trust / 4Q 2015 Supplemental Information	Page 6

INVESTMENT ACTIVITY
(dollars in thousands)

2015 INVESTMENT ACTIVITY
(As of December 31, 2015)
Location	Property Type	Acquisition/ Closing Date	Purchase Price/ Mortgage Funding	Square Feet	Aggregate Leased % at Acquisition

Property Acquisitions:
Portsmouth, VA	PC	5/28/2015	$1,375	8,445	100.0%
Circleville, OH	ASC	5/28/2015	1,570	7,787	88.8%
Tempe, AZ	ASC	5/28/2015	2,700	13,000	100.0%
Houston, TX	ASC	5/28/2015	4,600	11,200	100.0%
Brewton, AL	OC	5/29/2015	1,154	3,971	100.0%
Orlando, FL	PC	5/29/2015	1,327	2,420	100.0%
Lady Lake, FL	PC	5/29/2015	1,585	2,894	100.0%
Foley, AL	OC	5/29/2015	1,786	6,146	100.0%
Gulf Shores, AL	OC	5/29/2015	1,860	6,398	100.0%
Columbia, SC	ASC	5/29/2015	2,200	16,969	94.0%
Melbourne, FL	PC	5/29/2015	2,858	5,228	100.0%
Brook Park, OH	MOB	5/29/2015	3,650	18,444	100.0%
Shawnee, KS	MOB	5/29/2015	4,236	24,840	89.5%
Shawnee, KS	PC	5/29/2015	4,978	24,557	100.0%
Alamo, TX	MOB	5/29/2015	5,300	41,797	96.1%
Etowah, TN	DC	6/1/2015	600	4,720	100.0%
Fort Valley, GA	DC	6/1/2015	1,100	4,920	100.0%
Gallipolis, OH	DC	6/1/2015	1,250	15,110	100.0%
Gilbert, AZ	PC	6/1/2015	1,700	8,200	100.0%
Dahlonega, GA	MOB	6/1/2015	3,450	20,621	100.0%
Wichita, KS	MOB	6/1/2015	7,350	43,945	92.5%
Portage, WI	PC	6/3/2015	3,000	14,000	100.0%
Lancaster, PA	PC	6/3/2015	3,100	20,000	100.0%
Wichita, KS	PC	6/5/2015	4,350	16,581	100.0%
Pasadena, TX	MOB	6/5/2015	6,500	51,316	67.8%
Corsicana, TX	DC	6/9/2015	2,625	17,699	82.6%
Castle Rock, CO	DC	6/12/2015	3,050	8,450	100.0%
Florence, KY	DC	6/30/2015	3,600	18,283	100.0%
Florence, KY	MOB	6/30/2015	4,600	36,362	86.6%
Bourbonnais, IL	MOB	7/1/2015	9,000	54,000	91.6%
Eynon, PA	ASC	8/13/2015	1,383	6,500	100.0%
Canon City, CO	ASC	9/24/2015	2,700	10,653	100.0%
DeBary, FL	MOB	10/22/2015	6,345	24,000	100.0%
Winter Garden, FL	MOB	11/5/2015	5,405	21,648	100.0%
Anderson, IN	BF	11/2/2015	2,900	10,200	100.0%
Wichita, KS	PC	11/20/2015	2,920	11,891	100.0%
Farmington Hills, MI	ASC	12/3/2015	5,895	27,217	82.0%
Haleyville, AL	MOB	12/30/2015	1,138	29,515	100.0%
Winfield, AL	PC	12/30/2015	3,178	60,592	100.0%
Russellville, AL	MOB	12/30/2015	1,385	29,129	100.0%
Total / Weighted Average			$129,701	759,648	94.3%

Mortgage Note Fundings:
Lafayette, LA	LTAC	9/30/2015	$11,000	29,890	100.0%
Total / Weighted Average			$11,000	29,890	100.0%

Community Healthcare Trust / 4Q 2015 Supplemental Information	Page 7

LEASING INFORMATION

LEASE EXPIRATION SCHEDULE

		Total Leased Square Footage		Annualized Lease Revenue
Year	Number of Leases Expiring	Amount	Percent (%)	Amount (in thousands)	Percent (%)
Q1 2016	2	1,689	0.2%	$25	0.2%
Q2 2016	5	39,942	5.7%	732	5.4%
Q3 2016	3	19,237	2.7%	453	3.4%
Q4 2016	6	31,355	4.5%	636	4.7%
2017	8	64,369	9.1%	1,596	11.8%
2018	23	137,773	19.6%	2,539	18.8%
2019	18	94,297	13.4%	2,138	15.8%
2020	14	62,426	8.9%	1,252	9.3%
2021	3	26,590	3.8%	557	4.1%
2022	6	38,151	5.4%	829	6.1%
2023	2	11,800	1.7%	162	1.2%
2024	1	5,390	0.8%	181	1.3%
2025	6	28,696	4.1%	857	6.3%
Thereafter	12	139,978	19.8%	1,504	11.3%
Month-to-Month	2	2,066	0.3%	38	0.3%
Totals	111	703,759	100.0%	$13,499	100.0%

Community Healthcare Trust / 4Q 2015 Supplemental Information	Page 8

PROPERTY DIVERSIFICATION
(As of December 31, 2015)

Property Type	Number of Properties	(1) Annualized Revenue ($ in thousands)	Annualized Revenue (%)
Medical Office Building (MOB)	12	$5,879	41.0%
Physicians Clinic (PC)	11	3,155	22.0%
Ambulatory Surgery Center (ASC)	7	2,276	15.9%
Dialysis Clinic (DC)	6	1,172	8.1%
Long-term Acute Care Center (LTAC) (2)	1	1,060	7.4%
Oncology Center (OC)	3	493	3.4%
Behavioral Facility (BF)	1	315	2.2%
Total	41	$14,350	100.0%
______________________
(1) Annualized revenue for leases was calculated by multiplying base rent for the month of December 2015 by 12 and for the mortgage was calculated based on the principal outstanding at December 31, 2015 in accordance with the mortgage note.

(2) Mortgage investment.

Community Healthcare Trust / 4Q 2015 Supplemental Information	Page 9

PROPERTY DIVERSIFICATION
(continued)
(As of December 31, 2015)

State	Number of Properties	(1) Annualized Revenue ($ in thousands)	Annualized Revenue (%)
KS	5	$2,428	16.9%
TX	4	1,988	13.9%
FL	5	1,615	11.3%
AL	6	1,057	7.4%
LA (2)	1	1,060	7.4%
IL	1	857	6.0%
KY	2	717	5.0%
OH	3	692	4.8%
MI	1	613	4.3%
PA	2	615	4.3%
AZ	2	539	3.8%
CO	2	550	3.8%
GA	2	461	3.2%
Other (Less than 3%)	5	1,157	7.9%
Total	41	$14,350	100.0%
_________________
(1) Annualized revenue for leases was calculated by multiplying base rent for the month of December 2015 by 12 and for the mortgage was calculated based on the principal outstanding at December 31, 2015 in accordance with the mortgage note.

(2) Mortgage investment.

Community Healthcare Trust / 4Q 2015 Supplemental Information	Page 10

PROPERTY DIVERSIFICATION
(continued)
(As of December 31, 2015)

Tenant	(1) Annualized Revenue ($ in thousands)	Annualized Revenue (%)
AMG Specialty Hospital (2)	$1,060	7.4%
Fresenius	907	6.3%
HCA	884	6.2%
Adventist Health System Sunbelt Healthcare Corporation	655	4.6%
DMC Sinai-Grace Hospital	613	4.3%
Curae Health	564	3.9%
Roger E. Bassin	543	3.8%
Vantage Oncology	493	3.4%
Northwest Surgery Associates	466	3.2%
Presence Health	452	3.2%
Other (Less than 3%)	7,713	53.7%
Total	$14,350	100.0%

(1) Annualized revenue for leases was calculated by multiplying base rent for the month of December 2015 by 12 and for the mortgage was calculated based on the principal outstanding at December 31, 2015 in accordance with the mortgage note.

(2) Mortgage investment.

Community Healthcare Trust / 4Q 2015 Supplemental Information	Page 11